UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2007

Renaissance Home Equity Loan Trust 2007-1
(Exact name of issuing entity as specified in its charter)

Renaissance Mortgage Acceptance Corp.
(Exact name of depositor as specified in its charter)

Delta Funding Corporation
(Exact name of sponsor as specified in its charter)

Delaware	333- 131637-04	52-2356399
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
1000 Woodbury Road Woodbury, New York	11797
(Address of Principal Executive Offices)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Completion of Acquisition or Disposition of Assets

Item 2.01 Completion of Acquisition or Disposition of Assets

Item 2. Acquisition or Disposition of Assets

Description of the Notes and the Mortgage Pools

On March 29, 2007, a single series of notes, entitled Renaissance Home Equity Loan Trust 2007-1, Home Equity Loan Asset-Backed Notes, Series 2007-1, was issued pursuant to an Indenture, dated as of March 29, 2007 (the “Agreement”), attached hereto as Exhibit 4.1, among Renaissance Home Equity Loan Trust 2007-1 (the “Issuer”), HSBC Bank USA, National Association (the “Indenture Trustee”) and Wells Fargo Bank, N.A. Nineteen classes of notes, designated as the “Class AV-1 Notes,” the “Class AV-2 Notes”, the “Class AV-3 Notes”, the “Class AF-1 Notes”, the “Class AF-1A Notes”, the “Class AF-1B Notes”, the “Class AF-1Z Notes”, the “Class AF-2 Notes”, the “Class AF-3 Notes”, the “Class AF-4 Notes”, the “Class AF-5 Notes”, the “Class AF-6 Notes”, the “Class M-1 Notes,” the “Class M-2 Notes,” the “Class M-3 Notes,” the “Class M-4 Notes,” the “Class M-5 Notes,” the “Class M-6 Notes,” “Class M-7 Notes,” the “Class M-8 Notes,” the “Class M-9 Notes” and the “Class N Notes” (collectively, the “Notes”) were issued. The Notes are secured by a pool (the “Mortgage Pool”) of fixed- and adjustable-rate, first and second lien, sub-prime residential and mixed-use mortgage loans (the “Mortgage Loans”). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $ 949,999,859.57 as of the later of (x) close of business on March 1, 2007 and (y) date of origination of such Mortgage Loan (the “Cut-off Date”). The Mortgage Loans were purchased pursuant to the Mortgage Loan Sale and Contribution Agreement, dated March 29, 2007, among Renaissance Mortgage Acceptance Corp. (the “Depositor”), Renaissance REIT Investment Corp. and Delta Funding Corporation, attached hereto as Exhibit 99.1. The “Class AV-1 Notes,” the “Class AV-2 Notes”, the “Class AV-3 Notes”, the “Class AF-1 Notes”, the “Class AF-1A Notes”, the “Class AF-1B Notes”, the “Class AF-1Z Notes”, the “Class AF-2 Notes”, the “Class AF-3 Notes”, the “Class AF-4 Notes”, the “Class AF-5 Notes”, the “Class AF-6 Notes”, the “Class M-1 Notes,” the “Class M-2 Notes,” the “Class M-3 Notes,” the “Class M-4 Notes,” the “Class M-5 Notes,” the “Class M-6 Notes,” “Class M-7 Notes,” the “Class M-8 Notes” and the “Class M-9 Notes” (collectively, the “Offered Notes”) were sold by the Depositor to J.P. Morgan Securities Inc., Greenwich Capital Markets, Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and Banc of America Securities LLC (collectively, the “Underwriters”), pursuant to an Underwriting Agreement, dated March 14, 2007, among the Depositor and the Underwriters. The Class N Notes were sold by the Depositor to Citigroup Global Markets Inc. (in such capacity, the “Initial Purchaser”) in a transaction exempt from registration under the Securities Act of 1933, as amended pursuant to Section 4(2) of that act. The net proceeds from the sale of these notes were applied by the Depositor toward the purchase of the Mortgage Loans constituting the pool assets. The Owner Trust Certificates were delivered by the Depositor to the Seller as partial consideration for the Mortgage Loans constituting the pool assets.

The Offered Notes and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated March 14, 2007, and the Prospectus, dated March 8, 2007 as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class N Notes have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Class	Initial Note Principal Balance	Pass-Through Rate
Class AV-1	$34,000,000.00	Adjustable
Class AV-2	$13,335,000.00	Adjustable
Class AV-3	$17,665,000.00	Adjustable
Class AF-1	$143,853,000.00	5.742% per annum
Class AF-1	$97,186,000.00	5.721% per annum
Class AF-1	$24,296,000.00	5.784% per annum
Class AF-1	$24,296,000.00	5.345% per annum
Class AF-2	$58,681,000.00	5.512% per annum
Class AF-3	$170,489,000.00	5.612% per annum
Class AF-4	$40,135,000.00	5.761% per annum
Class AF-5	$69,974,000.00	5.909% per annum
Class AF-6	$77,964,000.00	5.710% per annum
Class M-1	$30,400,000.00	5.843% per annum
Class M-2	$27,075,000.00	6.042% per annum
Class M-3	$16,625,000.00	6.141% per annum
Class M-4	$15,200,000.00	6.438% per annum
Class M-5	$13,300,000.00	6.884% per annum
Class M-6	$11,875,000.00	7.427% per annum
Class M-7	$10,925,000.00	7.500% per annum
Class M-8	$9,500,000.00	7.500% per annum
Class M-9	$9,500,000.00	7.500% per annum

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a) Not applicable

        (b) Not applicable

        (c) Exhibits:

Exhibit No. 1.1
Description

Underwriting Agreement, dated March 14, 2007, among Renaissance Mortgage Acceptance Corp., J.P. Morgan Securities Inc., Greenwich Capital Markets, Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and Banc of America Securities LLC, relating to the Series 2007-1 Notes.

3.1	Amended and Restated Trust Agreement, dated March 29, 2007, among Renaissance Mortgage Acceptance Corp., Wilmington Trust Company and Wells Fargo Bank, N.A. relating to the Series 2007-1 Notes.
4.1
Indenture, dated as of March 29, 2007, among Renaissance Home Equity Loan Trust 2007-1, HSBC Bank USA, National Association as indenture trustee and Wells Fargo Bank, N.A relating to the Series 2007-1 Notes.

99.1
Mortgage Loan Sale and Contribution Agreement, dated March 29, 2007, among Renaissance Mortgage Acceptance Corp., Renaissance REIT Investment Corp. and Delta Funding Corporation relating to the Series 2007-1 Notes.

99.2
Servicing Agreement, dated March 29, 2007, among Wells Fargo Bank, N.A., Ocwen Loan Servicing, LLC, Renaissance Home Equity Loan Trust 2007-1 and HSBC Bank USA, National Association relating to the Series 2007-1 Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 13, 2007

                                    RENAISSANCE MORTGAGE ACCEPTANCE CORP.

                                    By:   /s/ Morris Kutcher
                                    Name:   Morris Kutcher
                                    Title:     Vice President

Index to Exhibits

Exhibit No.	Description
1.1
Underwriting Agreement, dated March 14, 2007, among Renaissance Mortgage Acceptance Corp., J.P. Morgan Securities Inc., Greenwich Capital Markets, Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and Banc of America Securities LLC, relating to the Series 2007-1 Notes.

3.1	Amended and Restated Trust Agreement, dated March 29, 2007, among Renaissance Mortgage Acceptance Corp., Wilmington Trust Company and Wells Fargo Bank, N.A. relating to the Series 2007-1 Notes.
4.1
Indenture, dated as of March 29, 2007, among Renaissance Home Equity Loan Trust 2007-1, HSBC Bank USA, National Association as indenture trustee and Wells Fargo Bank, N.A relating to the Series 2007-1 Notes.

99.1
Mortgage Loan Sale and Contribution Agreement, dated March 29, 2007, among Renaissance Mortgage Acceptance Corp., Renaissance REIT Investment Corp. and Delta Funding Corporation relating to the Series 2007-1 Notes.

99.2
Servicing Agreement, dated March 29, 2007, among Wells Fargo Bank, N.A., Ocwen Loan Servicing, LLC, Renaissance Home Equity Loan Trust 2007-1 and HSBC Bank USA, National Association relating to the Series 2007-1 Notes.